UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

DYNARESOURCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-30371	94-1589426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Urban Towers 222 W. Las Colinas Blvd. Suite 1910 - North Tower
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 869-9400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2025, the Company entered into the following agreements:

1. An Amendment to the Employment Agreement for Rohan Hazelton, the Company's President and Chief Executive Officer, which, among other things: (i) provides for the surrender and cancellation of all right, title, and interest in and to the Hazelton Signing Bonus Securities, and authorizes the re-issuance of such securities to Hazelton as of November 20, 2025, in accordance with applicable securities laws, in light of Hazelton’s current residency in the United States, (ii) removes the requirement that the Hazelton Annual Bonus Securities be payable entirely in DSUs, (iii) removes Hazelton’s entitlement to any “Benefit Pay” and in lieu thereof, increases his base salary by 10%, and (iv) contemplates other changes to the Hazelton Agreement in light of the fact that Hazelton now maintains residence in Florida.

2. An Offer of Continued Employment for Alonso Sotomayor, the Company's Chief Financial Officer, superseding and replacing Alonso Sotomayor's original employment agreement in its entirety, which, amongst other things, (i) removes any entitlement of Sotomayor to the Sotomayor Signing Bonus Securities until such securities are approved for issuance by the Company's Compensation Committee and Board; and (ii) amends the governing law of Sotomayor’s employment relationship with the Company from Texas, United States, to Ontario, Canada, given Sotomayor is a Canadian resident, and includes various changes given the foregoing change of jurisdiction.

Item 9.01 Financial Statements and Exhibits.

d)
Exhibits

Exhibit No.	Description
10.1	First Amendment to Employment Agreement - Rohan Hazelton
10.2	Offer of Continued Employment - Alonso Sotomayor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynaResource, Inc.

Date:	November 26, 2025	By:	/s/ Rohan Hazelton
Rohan Hazelton, Chief Executive Officer